BBH Money Market Fund
regular shares
institutional shares

Portfolio of BBH Trust

_____________________________________________________________________________________________

Supplement to the Statement of Additional Information dated October 31, 2008.

Please delete the third bullet point under “Investment Objective and Policies” on page 3 in its entirety and replace with the following:

•
Issuer Diversification. The Fund will not invest more than 3% of its net assets in one or more securities at time of purchase with a time to maturity longer than 7 days issued by a non-government issuer. Rule 2a-7 and CFTC Rule 1.25 guidelines currently allow issuer concentrations of 5%.

Cusip           05528C105
     05528C832

September 10, 2009